                                                                Exhibit 10.02(f)


                              AMENDED AND RESTATED
                          MEMORANDUM OF UNDERSTANDING*


     THIS MEMORANDUM OF UNDERSTANDING ("MOU"), dated this 2nd day of September, 1997, by and between American Axle & Manufacturing, Inc. ("AAM") and General Motors Corporation ("GM").

     WHEREAS, AAM, American Axle & Manufacturing of Michigan, Inc., Jupiter Capital Corporation, Richard E. Dauch and Morton E. Harris may enter into a Recapitalization and Stock Purchase Agreement ("RSP Agreement") with AAM Acquisition, Inc., an affiliate of the Blackstone Group ("Blackstone").

     WHEREAS, GM has requested modification of the present relationship with AAM with respect to amending the Component Supply Agreement by and between AAM and GM dated February 28, 1994, ("CSA").

     WHEREAS, AAM is willing to amend the CSA provided that the closing of the RSP Agreement with Blackstone occurs.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby mutually agree (expressly subject to the terms and conditions set forth below) as follows:

         1. AAM and GM will enter into Lifetime Program Contracts, applicable for the life of each new and/or current NAO vehicle program listed on
     Exhibit 1 attached hereto, including any derivatives later added to the NAO platform. Such contracts for existing sourced programs will be executed by December 1, 1997. Such Lifetime Program Contracts will have the characteristics set forth in Exhibit 1 and will be documented in a form substantially similar to Exhibit 2 attached hereto.

         a. Lifetime Program Contract price reductions for each vehicle program listed on Exhibit 1 will be made in each of the designated model years of the amount shown in Exhibit 1.

         b. AAM and GM will develop a mutually satisfactory plan to transition the purchasing of Productive Material for AAM from GM to AAM to be implemented no later than December 31, 2002. The material provisions of the CSA (Section 3.6) shall apply until such transition is completed. Thereafter, AAM shall be permitted to participate in GM's then current Steel Resale Program and in GM's then current

--------------
* Portions of this Exhibit 10.02(f) were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

     pricing adjustment policy for non-ferrous metals. The parties will handle jointly any significant events creating material cost increases.

     GMT800 Program productive materials shall be handled in accordance with Paragraph 3.6 of the Component Supply Agreement (CSA) with the only exception being that, provided this MOU becomes effective, the base line prices as set forth in Exhibits 3 through 19 will be used rather than the *** prices contained in Exhibit C to the CSA. These base line prices will only be applicable for computations involving GMT800 Programs productive material parts.

     Any changes resulting from the pricing shown on Exhibits 3 thorough 19 shall be handled as follows:

         ***

         ***

         Prices shown on Exhibits 3 thorough 19 are exclusive of separately priced engineering changes (subject to review).

     Productive material freight rate changes resulting from previous and future changes in freight rates and resourcing to other geographical locations, which are controlled by GM, shall remain the responsibility of GM. The Component Supply Agreement continues to govern with respect to productive material freight.

     c. After implementation of the transition of the purchasing function as set forth herein and the inclusion of all Existing Components (as defined in the CSA) to Lifetime Program Contracts, the Component Supply Agreements will be cancelled and superseded no earlier than March 1, 2001 by such Lifetime Program Contracts.

     2. For the period commencing ***, and ending ***, the *** payments required to be made by GM to AAM under the *** agreement, dated as of February 17, 1997, by and between GM and AAM, shall be ***.

     3. New vehicle programs as listed below that involve the replacement of Existing Components will be sourced in accordance with the CSA, but in any event AAM will at least have right of last refusal in bidding on such affected components. Upon being sourced, lifetime program contracts will be utilized.

                  M/L Van - replacement not determined
                  F Car - provided a replacement is designated within two (2) years of cancellation

     The parties acknowledge that the components supplied by AAM for GMT 325 program vehicles are Existing Components under the Component Supply Agreement and subject to that agreement's terms and conditions. The product design of, and the procurement
activities for the *** program are not the responsibility of GM. In view of the fact that the *** program replaces ***, GM agrees to recommend and support AAM with respect to sourcing of *** components provided AAM is competitive with respect to quality, service and price.

     4. ***

     5. Effective January 1, 1998, Article 9 of the CSA, relative to the right of GM to purchase scrap material from AAM, is deleted in its entirety. However, this shall not preclude GM from bidding on such material.

     6. AAM shall be included in GM's global bid list for the international sourcing of components which, in GM's reasonable opinion, AAM is qualified to supply. Such inclusion shall be communicated as appropriate within the GM organization. It is understood that GM retains the right to remove AAM from the global bid list for nonperformance.

     7. This MOU shall only become effective and operative immediately after the closing of the transactions described in the RSP Agreement with Blackstone, with implementation of the agreements and modifications set forth in this MOU to begin as soon as practicable after the closing. Until the closing of the transactions described in the RSP Agreement with Blackstone, the CSA shall continue in full force and effect as the same is now in effect. If there is not a closing on or before September 30, 1997, of the RSP Agreement with Blackstone, the CSA shall continue in full force and effect as the same is now in effect. If there is not a closing on or before September 30, 1997, of the RSP Agreement with Blackstone pursuant to the provisions of said RSP Agreement, this MOU shall never become effective or operative and shall be null and void; furthermore, the CSA shall continue as the same is now in effect and AAM shall be under no obligation whatsoever to amend the CSA.

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this MOU to be executed on the date first set forth above.


AMERICAN AXLE &                                GENERAL MOTORS CORPORATION
    MANUFACTURING, INC.

By: /s/ Richard E. Dauch                   By: /s/ John Stiles
    ------------------------------------       --------------------------------
Title: President and CEO                   Title: Executive Director - WWP
       ---------------------------------          -----------------------------

                                                                       Exhibit 1


                    LIFETIME PROGRAM CONTRACT CHARACTERISTICS

     Characteristics of Lifetime Program Contracts will conform to the following:

     o Mutually agreed component prices. It has previously been agreed that AAM will be competitive (U.S. and Canadian production) on future GM programs and product Families by March 1, 2001.

     o Productive material provisions would be continued under the present arrangement under the CSA as set forth in the MOU dated September 2, 1997, to which this is an attachment.

Price changes, if any, to component prices:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Model Year
------------------------------------------------------------------------------------------------------------------------------------
             Program              2002        2003       2004        2005        2006       2007        2008        2009        2010
             -------              ----        ----       ----        ----        ----       ----        ----        ----        ----
------------------------------------------------------------------------------------------------------------------------------------

*** axles.......................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
*** Components other than axles.  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
GMT 600.........................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
GMT 800.........................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
GMT 560 axles...................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
GMT 560 Components other than
axles...........................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
M/L Van.........................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
GMT 400, 325, 330...............  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
F-Car...........................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
Spindles/Stab Bar...............  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
Other Components................  ***         ***        ***         ***         ***        ***         ***         ***         ***
------------------------------------------------------------------------------------------------------------------------------------

* The terms and conditions set forth in the attached Model Lifetime Program Contract.

                                                                       Exhibit 2

                                      MODEL

                            LIFETIME PROGRAM CONTRACT
                       BETWEEN GENERAL MOTORS CORPORATION
                     NORTH AMERICAN OPERATIONS ("BUYER") AND
                 AMERICAN AXLE & MANUFACTURING, INC. ("SELLER")


1. Purchase of Product

Seller agrees to sell, and Buyer agrees to purchase, 100% of Buyer's production and service requirements for the following product (the "Product" or "Goods"):

----------------------------------------------------------------------------------------------------------------------
       Part Number                 Description               Per Unit Price           Annual Daily Tool Capacity
----------------------------------------------------------------------------------------------------------------------
                                                See Attached Schedule
----------------------------------------------------------------------------------------------------------------------

2. Term

The term of this Agreement is for the "life of the Product", which is defined as the duration of the ____________ style presently projected to run from _________ through ___________.

3. Prices: Price Reduction

The per unit price of the Product is F.O.B. Seller's Plant. Price for model year __________ is subject to the following annual percentage reduction from the prior year's price:

        Model Year
        Model Year
        Model Year
        Model Year
        Succeeding Years     NO REDUCTION

Purchase of Productive Material by Buyer for Seller shall continue through December 31, 2002, or such earlier date established by agreement of AAM and GM. Thereafter, except for increases or decreases in Seller's cost by reason of Seller's participation in Buyer's Steel Resale Program; Buyer's pricing adjustment policy(ies) for non-ferrous metals; or permitted under Buyer's Purchase Order Terms and Conditions no adjustments will be made hereunder for increases or decreases in Seller's costs for materials. Except for the increases or decreases set forth above, no other pricing adjustments (e.g. labor or overhead) will be made except by agreement between AAM and GM.

In addition, Buyer and Seller will use their best efforts to implement cost savings and productivity improvements, as set forth in Exhibit A attached hereto, in order to reduce Seller's costs, with the understanding the 50 percent (50%) of jointly achieved net savings (after deduction of expenditures of development, applications, engineering tools, prototypes and financing) will be applied to reduce the price of the Product to Buyer and the balance will be for the benefit of Seller.

4. Supplier Development; Quality Control

Seller agrees to participate in Buyer's supplier quality and development program(s). In addition, Seller shall comply with all quality requirements and procedures specified by Buyer, as the same may be revised from time to time, including those applicable to Seller as set forth in Quality System Requirements QS-9000.

5. Right to Purchase from Others

5.1 Seller will assure that the Product remains competitive in terms of technology, design, and quality with similar goods available to Buyer during the term of this Agreement. If, in the reasonable opinion of Buyer, the product does not remain competitive, Buyer, to the extent it is free to do so, will advise Seller in writing of the area(s) in which another product is more competitive with respect to technology, design or quality. If, within 150 days, Seller does not agree to immediately sell the Product with comparable technology, design or quality, Buyer may give notice of termination of this Agreement and after a period of one (1) year after such notice may purchase from another supplier without liability to Seller.

5.2 It is agreed by the parties that nothing in this Paragraph 5 shall modify or otherwise limit Buyer's right under Paragraph 12 ("Cancellation") of Buyer's Purchase Order Terms and Conditions.


6. Technical Information: Waiver of Claims

6.1 Buyer and Seller will cooperate to create, maintain, update and share technical information about the Product and its manufacture, without restriction, as needed, and in compliance with Buyer's drafting and math data standards.

6.2 In the event Buyer exercises its right to terminate or cancel this Agreement, for reasons other than those set forth in Paragraph 5 above, and then makes the Product or purchases the Product from another supplier, Seller agrees not to bring any action or claim against Buyer, it suppliers, dealers, or customers for any reason, excluding any claim for infringement of patents or other proprietary rights, arising from the manufacture, use and sale of the Product or use of the information furnished by Seller to Buyer under this Agreement. Seller will secure the necessary agreements with its employees and sub-contractors to assure compliance with this Section 6.

7. Purchase Order Terms and Conditions

Buyer's Purchase Order Terms and Conditions (1986), a copy of which is attached, are hereby incorporated into this Agreement by reference. It is understood that Paragraph 13 TERMINATION will not be applicable with respect to this contract. Any amendment to or revision of such Terms and Conditions shall also become a part hereof, provided that: (i) Buyer provides Seller with a copy of the Terms and Conditions as amended or revised; and (ii) Seller does not object to said amendment or revised Terms and Conditions within thirty (30) days after receipt. The Terms and Conditions and any amendment or revision made a part thereof shall be construed, to the extent possible, as consistent with the terms and conditions asset forth herein and as cumulative; provided, however, that if such construction is unreasonable, terms and conditions set forth herein shall control.

This Agreement is effective upon its execution. The parties hereby agree that this agreement supersedes the Component Supply Agreement between them, dated February 28, 1994, as amended, as it relates to the subject matter contained herein and removes any requirement with respect to components covered hereby for GM to give notice of non-renewal under such agreement.


Seller                                      Buyer

By:                                         By:
   --------------------------------            --------------------------------
Title:                                      Title:
      ------------------------------              -----------------------------
Date:                                       Date:
     -------------------------------              -----------------------------

                                                                       Exhibit A


                        "LIFETIME CONTRACT COST SAVINGS"

     Some examples of Cost Savings which shall be shared equally by the parties are set forth in (a), (b), and (c) below:

         (a) AAM requests from GM Engineering a dimensional change in an

     Existing Component that reduces scrap and improves efficiency. If granted, the savings with respect to that Existing Component would be shared equally by the two parties.

         (b) GM and AAM are both working on deproliferation of Existing Component Part Numbers by changing parts to commonize them. Savings with respect to such Existing Components would be shared by the two parties.

         (c) AAM or GM requests a material change applicable to a particular Existing Component or Components that would improve efficiency or reduce tool costs. These savings with respect to such Existing Components would be shared equally by the two parties.

     Improvements which are not attributable to specific components and improvements in processing, operating conditions, labor efficiency, scrap reduction, or any other area made by AAM as a result of its management expertise and knowledge or contributions by AAM employees, without any input from GM, are not included in the Cost Savings computation and are the exclusive property of AAM.

                                                                      Exhibit #3


====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                              (2)                (3)               (4)                     (5)               (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line                 Part Name                   GMT-800         GMT-800              GMT-800             P.O.
                                                                 Part         Baseline              Supplier            Number
                                                                Number        Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        8.6" Axle           CLIP, BRK CROSSOVER PIPE           15030046         ***                 DAJACO IND          9NI0090
------------------------------------------------------------------------------------------------------------------------------------
          Leaf              SCREW, DIFF PINION SHAFT           393132           ***                 RING SCREW          9NI0178
------------------------------------------------------------------------------------------------------------------------------------
          Open              WASHER, DIFF SIDE GEAR             40000160         ***                     AMG             NO P.O.
------------------------------------------------------------------------------------------------------------------------------------
            54736           SHIM, PINION BEARING               394321           ***                  AMG IND.           9NI0034
                            (.020)
------------------------------------------------------------------------------------------------------------------------------------
                            PLUG, FILLER                       444788           ***                 GEN PLUG MF         9NI0167

------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (CB            26061095         ***                   TIMKEN            9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            WASHER, PINION FLANGE              517900           ***                 PROGRESSIVE         9NI0035
------------------------------------------------------------------------------------------------------------------------------------
                            SPACER, PINION BEARING             1234726          ***                 WAGNER IND          9NI0030
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, HEX (7/16-14 X 2.25)         3818764          ***                  COLD HEAD          9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                            LOCK, AXLE SHAFT                   3833322          ***                  AETNA IND          9NI0005
------------------------------------------------------------------------------------------------------------------------------------
                            CAP, DIFF BEARING                  26066366         ***                 WAGNER CAST         9NI0102
------------------------------------------------------------------------------------------------------------------------------------
                            WASHER, DIFF PINION                3984818          ***                  BRIGHTON           9NI0017
                            THRUST                                                                     TOOL
------------------------------------------------------------------------------------------------------------------------------------
                            SHIM, DIFFERENTIAL BRG             26061062         ***                  SPARTA FO          9NI0012
                            (.210)
------------------------------------------------------------------------------------------------------------------------------------
                            GASKET, DIFF CARRIER               26066456         ***                 HOOSIER GAS         9NI0392
                            COVER
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (TB            9413428          ***                   TIMKEN            9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (TB Cup)             9413429          ***                   TIMKEN            9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (CB Cup)             26061096         ***                   TIMKEN            9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            NUT, REAR AXLE DRIVE               9783762          ***                 IND AUT FAS         9NI0172
                            PINION
------------------------------------------------------------------------------------------------------------------------------------
                            LABEL, AXLE BAR CODE               14050331         ***                  MCARTHUR           9WI0047
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, SPECIAL RING GEAR            14066913         ***                  RINGSCREW          9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                            CONNECTOR, VENT HOSE               26063647         ***                  GREENDALE          9NI0050
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #3

------------------------------------------------------------------------------------------------------------------------------------
                (1)                              (2)                (3)               (4)                     (5)               (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line                 Part Name                   GMT-800         GMT-800             GMT-800             P.O.
                                                                 Part         Baseline             Supplier            Number

                                                                Number        Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            FLANGE ASM, PINION                 26060876         ***                SIMPSON IND          9NI0386
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, SHOCK                     26060755         ***               IROQUOIS DIE          9NI0089
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, BUMPER JOUNCE             15562338         ***                SUPERB MFG           9NI0031
------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-LH            26060756         ***                ALPHA STMP           9NI0272
------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-RH            26060756         ***                ALPHA STMP           9NI0272
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, REAR WHEEL                   15027048         ***               INGERSOL FAS          9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            BEARING ASM, ROLLER                15588288         ***                TORRINGTON           9NI0184
                            (WB)
------------------------------------------------------------------------------------------------------------------------------------
                            COVER, DIFF CARRIER                26067289         ***                 PEREGRINE           9NI0389
------------------------------------------------------------------------------------------------------------------------------------
                            CASE, DIFFERENTIAL                 26060749         ***                INTERMET FO          9NI0275
                            (CASTING)
------------------------------------------------------------------------------------------------------------------------------------
                            TUBE, AXLE                         26060757         ***                    USM              9NI0080
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, PINION OIL               26064028         ***                FREUDENBERG          9NI0379
------------------------------------------------------------------------------------------------------------------------------------
                            SLUG, WELD                         26034712         ***                  C&S ENG            9NI0214
------------------------------------------------------------------------------------------------------------------------------------
                            CARRIER, DIFF (CAST)               26060747         ***                 GMPOWERTR           9NI0385
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, WHEEL                    40001710         ***                FREUNDENBER          9NI0114
                            BEARING
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, CARRIER COVER                40002169         ***               INGERSOLL FA          9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (HB Cup)             26053759         ***                  TIMKEN             9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (HB            26053760         ***                  TIMKEN             9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            SHAFT, DIFF PINION                 26056109         ***                    MTG              9NI0108
------------------------------------------------------------------------------------------------------------------------------------
                            PLUG, DRAIN                        40000848         ***               CHICAGO R.H.          NO P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                  15002620         ***                   ALPHA             9NI0272
                            ASM.
------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                  15002893         ***                   ALPHA             9NI0272
                            ASM.
------------------------------------------------------------------------------------------------------------------------------------
                            DRIVE PINION (SAW CUT)             26055128         ***                 COLD SAW            9Y00003
------------------------------------------------------------------------------------------------------------------------------------

                            WEIGHT, PINION FLG                 S6023055         ***                  WHITTAR            9WI0034
                            BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
                            4320 PINION GEAR RAW               S26055128        ***                  REPUBLIC            RWCQ4
                            STEEL
-----------------------------------------------------------------------------------------------------------------------------------
                            8822 DIFF SIDE GEARS               S40000163        ***                  REPUBLIC            RWCQ4
-----------------------------------------------------------------------------------------------------------------------------------
                            8822 DIFF PINION GEARS             S6049571         ***                  REPUBLIC            RWCQ4
-----------------------------------------------------------------------------------------------------------------------------------
                            4320 RING GEAR RAW                 S40003708        ***                  REPUBLIC            RWCQ4
                            STEEL
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #3

------------------------------------------------------------------------------------------------------------------------------------
                (1)                              (2)                (3)               (4)                     (5)               (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line                 Part Name                   GMT-800         GMT-800           GMT-800 Supplier     P.O. Number
                                                                 Part         Baseline
                                                                Number        Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            1050 AXLE SHAFT RAW               S6060760          ***                INLAND                 RWCQ9
                            STEEL
====================================================================================================================================

                                                                      Exhibit #4

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 (1)                            (2)                       (3)                (4)             (5)                (6)

------------------------------------------------------------------------------------------------------------------------------------
      Product Line                 Part Name                       GMT-800          GMT-800              GMT-800              P.O.
                                                                     Part           Baseline             Supplier            Number
                                                                    Number          Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        8.6" Axle           CLIP, BRK CROSSOVER PIPE                15030046           ***               DAJACO IND         9NI0090
------------------------------------------------------------------------------------------------------------------------------------
          Leaf              SHIM, PINION BEARING                    394321             ***                AMG IND.          9NI0034
                            (.020)
------------------------------------------------------------------------------------------------------------------------------------
           L/D              PLUG, FILLER                            444788             ***               GEN PLUG MF        9NI0167
------------------------------------------------------------------------------------------------------------------------------------
          54736             ROLLER ASM, BEARING (CB                 26061095           ***                 TIMKEN           9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            WASHER, PINION FLANGE                   517900             ***                PROGRESIV         9NI0035
------------------------------------------------------------------------------------------------------------------------------------
                            SPACER, PINION BEARING                  1234726            ***               WAGNER IND         9NI0030
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, HEX (7/16-14 X 2.25)              3818764            ***                COLD HEAD         9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                            LOCK, AXLE SHAFT                        3833322            ***                AETNA IND         9NI0005
------------------------------------------------------------------------------------------------------------------------------------
                            CAP, DIFF BEARING                       26066366           ***               WAGNER CAST        9NI0102
------------------------------------------------------------------------------------------------------------------------------------
                            SHIM, DIFFERENTIAL BRG                  26061062           ***                SPARTA FO         9NI0012
                            (.210)
------------------------------------------------------------------------------------------------------------------------------------
                            GASKET, DIFF CARRIER                    26066456           ***               HOOSIER GAS        9NI0392
                            COVER
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (TB                 9413428            ***                 TIMKEN           9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (TB Cup)                  9413429            ***                 TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (CB Cup)                  26061096           ***                 TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            NUT, REAR AXLE DRIVE                    9783762            ***               IND AUT FAS        9NI0172
                            PINION
------------------------------------------------------------------------------------------------------------------------------------
                            LABEL, AXLE BAR CODE                    14050331           ***                MCARTHUR          9WI0047
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, SPECIAL RING GEAR                 14066913           ***                RINGSCREW         9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                            CONNECTOR, VENT HOSE                    26063647           ***                GREENDALE         9NI0050
------------------------------------------------------------------------------------------------------------------------------------
                            FLANGE ASM, PINION                      26060876           ***               SIMPSON IND        9NI0386
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, SHOCK                          26060755           ***              IROQUOIS DIE        9NI0089
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, BUMPER JOUNCE                  15562338           ***               SUPERB MFG         9NI0031

------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-LH                 26060756           ***               ALPHA STMP         9NI0272
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #4

------------------------------------------------------------------------------------------------------------------------------------
                 (1)                            (2)                       (3)                (4)             (5)                (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line                 Part Name                       GMT-800          GMT-800              GMT-800             P.O.
                                                                     Part           Baseline             Supplier            Number
                                                                    Number          Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-RH                 26060756           ***               ALPHA STMP        9NI0272
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, REAR WHEEL                        15027048           ***              INGERSOL FAS       9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            BEARING ASM, ROLLER                     15588288           ***               TORRINGTON        9NI0184
                            (WB)
------------------------------------------------------------------------------------------------------------------------------------
                            COVER, DIFF CARRIER                     26067289           ***                PEREGRINE        9NI0389
------------------------------------------------------------------------------------------------------------------------------------
                            TUBE, AXLE                              26060757           ***                   USM           9NI0080
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, PINION OIL                    26064028           ***               FREUDENBERG       9NI0379
------------------------------------------------------------------------------------------------------------------------------------
                            SLUG, WELD                              26034712           ***                 C&S ENG         9NI0214
------------------------------------------------------------------------------------------------------------------------------------
                            CARRIER, DIFF (CAST)                    26060747           ***                GMPOWERTR        9NI0385
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, WHEEL                         40001710           ***               FREUNDENBER       9NI0114
                            BEARING
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, CARRIER COVER                     40002169           ***              INGERSOLL FA       9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (HB Cup)                  26053759           ***                 TIMKEN          9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (HB                 26053760           ***                 TIMKEN          9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            PLUG, DRAIN                             40000848           ***              CHICAGO R.H.       NO P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                       15002620           ***                  ALPHA          9NI0272
                            ASM.

------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                       15002893           ***                  ALPHA          9NI0272
                            ASM.
------------------------------------------------------------------------------------------------------------------------------------
                            LOCKING DIFFERENTIAL                    26061260A          ***                  EATON          9NI0084
                            ASM
------------------------------------------------------------------------------------------------------------------------------------
                            DRIVE PINION (SAW CUT)                  26055128           ***                COLD SAW         9Y00003
------------------------------------------------------------------------------------------------------------------------------------
                            WEIGHT, PINION FLG                      S6023055           ***                 WHITTAR         9WI0034
                            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                            4320 PINION GEAR RAW                    S26055128          ***                 REPUBLIC          RWCQ4
                            STEEL
------------------------------------------------------------------------------------------------------------------------------------
                            4320 RING GEAR RAW                      S40003708          ***                 REPUBLIC          RWCQ4
                            STEEL
------------------------------------------------------------------------------------------------------------------------------------
                            1050 AXLE SHAFT RAW                     S6060760           ***                  INLAND           RWCQ9
                            STEEL
====================================================================================================================================

                                                                      Exhibit #5

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 (1)                              (2)                      (3)             (4)                (5)              (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line                        Part Name                 GMT-800         GMT-800            GMT-800            P.O.
                                                                      Part          Baseline           Supplier           Number
                                                                     Number        Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        8.6" Axle           CLIP, BRK CROSSOVER PIPE                15030046           ***            DAJACO IND         9NI0090
------------------------------------------------------------------------------------------------------------------------------------
       Multi-Link           SCREW, DIFF PINION SHAFT                393132             ***            RING SCREW         9NI0178
------------------------------------------------------------------------------------------------------------------------------------
          Open              WASHER, DIFF SIDE GEAR                  40000160           ***                AMG            No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            SHIM, PINION BEARING                    394321             ***             AMG IND.          9NI0034
                            (.020)

------------------------------------------------------------------------------------------------------------------------------------
                            PLUG, FILLER                            444788             ***            GEN PLUG MF        9NI0167
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (CB                 26061095           ***              TIMKEN           9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            WASHER, PINION FLANGE                   517900             ***             PROGRESIV         9NI0035
------------------------------------------------------------------------------------------------------------------------------------
                            SPACER, PINION BEARING                  1234726            ***            WAGNER IND         9NI0030
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, HEX (7/16-14 X 2.25)              3818764            ***             COLD HEAD         9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                            LOCK, AXLE SHAFT                        3833322            ***             AETNA IND         9NI0005
------------------------------------------------------------------------------------------------------------------------------------
                            CAP, DIFF BEARING                       26066366           ***            WAGNER CAST        9NI0102
------------------------------------------------------------------------------------------------------------------------------------
                            WASHER, DIFF PINION                     3984818            ***             BRIGHTON          9NI0017
                            THRUST                                                                       TOOL
------------------------------------------------------------------------------------------------------------------------------------
                            SHIM, DIFFERENTIAL BRG                  26061062           ***             SPARTA FO         9NI0012
                            (.210)
------------------------------------------------------------------------------------------------------------------------------------
                            GASKET, DIFF CARRIER                    26066456           ***            HOOSIER GAS        9NI0392
                            COVER
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (TB                 9413428            ***              TIMKEN           9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (TB Cup)                  9413429            ***              TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (CB Cup)                  26061096           ***              TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            NUT, REAR AXLE DRIVE                    9783762            ***            IND AUT FAS        9NI0172
                            PINION
------------------------------------------------------------------------------------------------------------------------------------
                            LABEL, AXLE BAR CODE                    14050330           ***             MCARTHUR          9WI0047
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, SPECIAL RING GEAR                 14066913           ***             RINGSCREW         9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                            CONNECTOR, VENT HOSE                    40002599           ***
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #5

------------------------------------------------------------------------------------------------------------------------------------
                 (1)                              (2)                      (3)             (4)                (5)              (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line                        Part Name                 GMT-800         GMT-800            GMT-800            P.O.

                                                                      Part          Baseline           Supplier           Number
                                                                     Number        Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            FLANGE ASM, PINION                      26060876           ***            SIMPSON IND        9NI0386
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, SHOCK                          40002389           ***            ALPHA STMP         No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, BUMPER JOUNCE                  15562338           ***            SUPERB MFG         9NI0031
------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-LH                 40002397           ***
------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-RH                 40002388           ***
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, REAR WHEEL                        15027048           ***           INGERSOL FAS        9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            BEARING ASM, ROLLER                     15588288           ***            TORRINGTON         9NI0184
                            (WB)
------------------------------------------------------------------------------------------------------------------------------------
                            COVER, DIFF CARRIER                     26067289           ***             PEREGRINE         9NI0389
------------------------------------------------------------------------------------------------------------------------------------
                            CASE, DIFFERENTIAL                      26060749           ***            INTERMET FO        9NI0275
                            (CASTING)
------------------------------------------------------------------------------------------------------------------------------------
                            TUBE, AXLE                              26060757           ***                USM            9NI0080
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, PINION OIL                    26064028           ***            FREUDENBER         9NI0379
------------------------------------------------------------------------------------------------------------------------------------
                            SLUG, WELD                              26034712           ***              C&S ENG          9NI0214
------------------------------------------------------------------------------------------------------------------------------------
                            CARRIER, DIFF (CAST)                    40000535           ***             GMPOWERTR         9NI0385
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, WHEEL                         40001710           ***            FRUEDENBER         9NI0114
                            BEARING
------------------------------------------------------------------------------------------------------------------------------------
                            TUBE BRACKET - STAB BAR                 40002390           ***            ALPHA STMP         No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET - CONTROL ARM                   40002391           ***            ALPHA STMP         No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET - CONTROL ARM                   40002392           ***            AG SIMPSON         No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                       15002620           ***               ALPHA           9NI0272
                            ASM. (LH)
------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                       15002893           ***               ALPHA           9NI0272
                            ASM. (RH)
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, CARRIER COVER                     40002169           ***           INGERSOLL FA        9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (HB Cup)                  26053759           ***              TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (HB                 26053760           ***              TIMKEN           9NI0153
                            Cone)

------------------------------------------------------------------------------------------------------------------------------------
                            SHAFT, DIFF PINION                      26056109           ***                MTG            9NI0108
------------------------------------------------------------------------------------------------------------------------------------
                            PLUG, DRAIN                             40000848           ***           CHICAGO R.H.        NO P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            DRIVE PINION (SAW CUT)                  26055128           ***             COLD SAW          9Y00003
------------------------------------------------------------------------------------------------------------------------------------
                            WEIGHT, PINION FLG                      S6023055           ***             WHITTAR          9WI0034
                            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                            4320 PINION GEAR RAW                    S26055128          ***             REPUBLIC           RWCQ4
                            STEEL
------------------------------------------------------------------------------------------------------------------------------------
                            8822 DIFF SIDE GEARS                    S40000163          ***             REPUBLIC           RWCQ4
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #5

------------------------------------------------------------------------------------------------------------------------------------
                 (1)                              (2)                      (3)             (4)                (5)              (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line                        Part Name                 GMT-800         GMT-800            GMT-800            P.O.
                                                                      Part          Baseline           Supplier           Number
                                                                     Number        Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            8822 DIFF PINION GEARS                   S6049571           ***            REPUBLIC           RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                            4320 RING GEAR RAW                       S40003708          ***            REPUBLIC           RWCQ4
                            STEEL
------------------------------------------------------------------------------------------------------------------------------------
                            1050 AXLE SHAFT RAW                      S6060760           ***             INLAND            RWCQ9
                            STEEL
====================================================================================================================================

                                                                      Exhibit #6

====================================================================================================================================

                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------
                  (1)                         (2)                         (3)              (4)                   (5)            (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line               Part Name                        GMT-800            GMT-800            GMT-800            P.O.
                                                                     Part           Baseline            Supplier           Number
                                                                   Number          Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        8.6" Axle           CLIP, BRK CROSSOVER PIPE                15030046           ***           DAJACO IND           9NI0090
------------------------------------------------------------------------------------------------------------------------------------
          Multi             SHIM, PINION BEARING                    394321             ***            AMG IND.            9NI0034
                            (.020)
------------------------------------------------------------------------------------------------------------------------------------
           L/D              PLUG, FILLER                            444788             ***           GEN PLUG MF          9NI0167
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (CB                 26061095           ***             TIMKEN             9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            WASHER, PINION FLANGE                   517900             ***            PROGRESIV           9NI0035
------------------------------------------------------------------------------------------------------------------------------------
                            SPACER, PINION BEARING                  1234726            ***           WAGNER IND           9NI0030
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, HEX (7/16-14 X 2.25)              3818764            ***            COLD HEAD           9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                            LOCK, AXLE SHAFT                        3833322            ***            AETNA IND           9NI0005
------------------------------------------------------------------------------------------------------------------------------------
                            CAP, DIFF BEARING                       26066366           ***           WAGNER CAST          9NI0102
------------------------------------------------------------------------------------------------------------------------------------
                            SHIM, DIFFERENTIAL BRG                  26061062           ***            SPARTA FO           9NI0012
                            (.210)
------------------------------------------------------------------------------------------------------------------------------------
                            GASKET, DIFF CARRIER                    26066456           ***           HOOSIER GAS          9NI0392
                            COVER
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (TB                 9413428            ***             TIMKEN             9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (TB Cup)                  9413429            ***             TIMKEN             9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (CB Cup)                  26061096           ***             TIMKEN             9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            NUT, REAR AXLE DRIVE                    9783762            ***           IND AUT FAS          9NI0172
                            PINION
------------------------------------------------------------------------------------------------------------------------------------
                            LABEL, AXLE BAR CODE                    14050330           ***            MCARTHUR            9WI0047
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, SPECIAL RING GEAR                 14066913           ***            RINGSCREW           9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                            CONNECTOR, VENT HOSE                    40002599           ***
------------------------------------------------------------------------------------------------------------------------------------

                            FLANGE ASM, PINION                      26060876           ***           SIMPSON IND          9NI0386
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, SHOCK                          40002389           ***           ALPHA STMP           No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET, BUMPER JOUNCE                  15562338           ***           SUPERB MFG           9NI0031
------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-LH                 40002397           ***
------------------------------------------------------------------------------------------------------------------------------------
                            SEAT, RR AXLE SPRING-RH                 40002388           ***
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #6

------------------------------------------------------------------------------------------------------------------------------------
                  (1)                         (2)                         (3)              (4)                   (5)            (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line               Part Name                        GMT-800           GMT-800            GMT-800             P.O.
                                                                    Part            Baseline           Supplier            Number
                                                                   Number          Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, REAR WHEEL                        15027048           ***          INGERSOL FAS          9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            BEARING ASM, ROLLER                     15588288           ***           TORRINGTON           9NI0184
                            (WB)
------------------------------------------------------------------------------------------------------------------------------------
                            COVER, DIFF CARRIER                     26067289           ***            PEREGRINE           9NI0389
------------------------------------------------------------------------------------------------------------------------------------
                            TUBE, AXLE                              26060757           ***               USM              9NI0080
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, PINION OIL                    26064028           ***           FREUDENBER           9NI0379
------------------------------------------------------------------------------------------------------------------------------------
                            SLUG, WELD                              26034712           ***             C&S ENG            9NI0214
------------------------------------------------------------------------------------------------------------------------------------
                            CARRIER, DIFF (CAST)                    40000535           ***            GMPOWERTR           9NI0385
------------------------------------------------------------------------------------------------------------------------------------
                            SEAL ASM, WHEEL                         40001710           ***           FRUEDENBER           9NI0114
                            BEARING
------------------------------------------------------------------------------------------------------------------------------------
                            TUBE BRACKET - STAB BAR                 40002390           ***           ALPHA STMP           No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET - CONTROL ARM                   40002391           ***           ALPHA STMP           No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            BRACKET - CONTROL ARM                   40002392           ***           AG SIMPSON           No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                       15002620           ***              ALPHA             9NI0272

                            ASM. (LH)
------------------------------------------------------------------------------------------------------------------------------------
                            PARKBRAKE BRACKET                       15002893           ***              ALPHA             9NI0272
                            ASM. (RH)
------------------------------------------------------------------------------------------------------------------------------------
                            BOLT, CARRIER COVER                     40002169           ***          INGERSOLL FA          9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                            RACE, BEARING (HB Cup)                  26053759           ***             TIMKEN             9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLER ASM, BEARING (HB                 26053760           ***             TIMKEN             9NI0153
                            Cone)
------------------------------------------------------------------------------------------------------------------------------------
                            PLUG, DRAIN                             40000848           ***          CHICAGO R.H.          NO P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            LOCKING DIFFERENTIAL                    26061260A          ***              EATON             9NI0084
                            ASM
------------------------------------------------------------------------------------------------------------------------------------
                            DRIVE PINION (SAW CUT)                  26055128           ***            COLD SAW            9Y00003
------------------------------------------------------------------------------------------------------------------------------------
                            WEIGHT, PINION FLG                      S6023055           ***             WHITTAR            9WI0034
                            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                            4320 PINION GEAR RAW                    S26055128          ***             REPUBLIC            RWCQ4
                            STEEL
------------------------------------------------------------------------------------------------------------------------------------
                            4320 RING GEAR RAW                      S40003708          ***             REPUBLIC            RWCQ4
                            STEEL
------------------------------------------------------------------------------------------------------------------------------------
                            1050 AXLE SHAFT RAW                      S6060760          ***             INLAND              RWCQ9
                            STEEL
====================================================================================================================================

                                                                      Exhibit #7

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   (1)                         (2)                        (3)                (4)              (5)               (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line              Part Name                         GMT-800            GMT-800            GMT-800           P.O.
                                                                    Part             Baseline           Supplier          Number
                                                                   Number           Price ($)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        9.5" Rear           Fill Plug                               444788             ***            General Plug        9ni0167
------------------------------------------------------------------------------------------------------------------------------------
            26028333        Brg Roller (HB Cone)                    454459             ***               Timken          9ni 0153
------------------------------------------------------------------------------------------------------------------------------------
          Open              Brg Race (HB Cup)                       457258             ***               Timken          9ni 0153
------------------------------------------------------------------------------------------------------------------------------------
                            Pinion Flange Washer                    517900             ***             Progressive        9ni0035
                                                                                                        Stamping
------------------------------------------------------------------------------------------------------------------------------------
                            Balance Weight                          1256048            ***             Progressive        9ni0035
                                                                                                        Stamping
------------------------------------------------------------------------------------------------------------------------------------
                            Magnet                                  3787240            ***           National Magnet      9ni0061
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Roller (TB COne)                    9417782            ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Race (TB Cup)                       9417783            ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Wheel Brg                               9439561            ***             Torrington         9ni0184
------------------------------------------------------------------------------------------------------------------------------------
                            Pinion Flange Nut                       9783762            ***           Industrial Auto      9ni0172
------------------------------------------------------------------------------------------------------------------------------------
                            Diff RTV/Gasket                         26063649           ***               Hoosier          9ni0392
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Roller (CB Cone)                    11505124           ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Race (CB Cup)                       11505125           ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Carrier Cap Bolt                        14012675           ***             Ring Screw         9ni0178
------------------------------------------------------------------------------------------------------------------------------------
                            Dr Pinion Spacer                        14012691           ***               Wagner           9ni0030
------------------------------------------------------------------------------------------------------------------------------------
                            Pinion Seal                             26064029           ***             Freudenberg        9ni0379
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Side Gear Thrust Washer            14012697           ***              Brighton          9ni0017
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Pinion Thrust Washer               14012699           ***               Hamlin           9ni0258
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Pinion Shaft                       14012700           ***               MT & G           9ni0108
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Pinion Shaft Screw                 14012702           ***             Ring Screw         9ni0178
------------------------------------------------------------------------------------------------------------------------------------
                            Ring Gear Bolt                          14012703           ***            Cold Heading        9ni0159
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Adj Nut Lock                       14012707           ***              Advanced          9ni0070
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Brg Shim                           14012725           ***               Sparta           9ni0012
------------------------------------------------------------------------------------------------------------------------------------
                            Axle Shaft Lock                         14012746           ***           Alpha Stamping       9ni0272
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #7

------------------------------------------------------------------------------------------------------------------------------------
                   (1)                         (2)                        (3)                (4)              (5)               (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line              Part Name                         GMT-800            GMT-800            GMT-800           P.O.
                                                                    Part             Baseline           Supplier          Number
                                                                   Number           Price ($)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Diff Cover                              26067253           ***               Hamlin           9ni0258
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Adj Nut Bolt                       14012748           ***              GP Dupont         9ni0163
------------------------------------------------------------------------------------------------------------------------------------
                            Cover Pan Bolt                          40002169           ***              Ingersoll         9ni0405
------------------------------------------------------------------------------------------------------------------------------------
                            Dr Pinion Shim                          14012749           ***                 AMG            9ni0034
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Adj Nut                            14012753           ***               AT & G           9ni0190
------------------------------------------------------------------------------------------------------------------------------------
                            Cap - Diff Carrier                      14018224           ***                Grede           9ni0286
------------------------------------------------------------------------------------------------------------------------------------
                            Pinion Flange Asm                       26060880           ***               Simpson          9ni0386
------------------------------------------------------------------------------------------------------------------------------------
                            Vent Connector                          26063647           ***              Greendale         9ni0050
------------------------------------------------------------------------------------------------------------------------------------
                            Tube Asm - Weld                         26060408           ***                 USM            9ni0080
------------------------------------------------------------------------------------------------------------------------------------
                            Tube Asm - Weld                         26060406           ***                 USM            9ni0080
------------------------------------------------------------------------------------------------------------------------------------
                            Wheel Stud                              15718996           ***              Ingersoll         9ni0405
------------------------------------------------------------------------------------------------------------------------------------
                            Wheel Seal                              26057167           ***             Freudenberg        9ni0114
------------------------------------------------------------------------------------------------------------------------------------
                            Brk Clip                                15030046           ***               Dajaco           9ni0090
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Carrier - Casting                  26063646           ***            GM Powertrain       9ni0385
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Case - Casting                     26047618           ***            Hayes Albion        9ni0299
------------------------------------------------------------------------------------------------------------------------------------
                            Weld Slug                               26050919           ***                 C&S            9ni0214
------------------------------------------------------------------------------------------------------------------------------------
                            ID Label                                14050331           ***             Mac-Arthur         9W10047
------------------------------------------------------------------------------------------------------------------------------------
                            Drain Plug                              40000848           ***           Chicago Rawhide       NO P.O.
------------------------------------------------------------------------------------------------------------------------------------

                            1050 Axle Shaft Raw Steel               S6042380           ***              Inland             RWC09
------------------------------------------------------------------------------------------------------------------------------------
                            4320 Ring Gear Raw Steel                S6054974           ***             Republic            RWC04
------------------------------------------------------------------------------------------------------------------------------------
                            8822 Diff Side Gears                    S6051484           ***             Republic            RWC04
------------------------------------------------------------------------------------------------------------------------------------
                            8822 Diff Pinion Gears                  S6049571           ***             Republic            RWC04
------------------------------------------------------------------------------------------------------------------------------------
                            4320 Gear Raw Steel                     S6054973           ***             Republic            RWC04
====================================================================================================================================

                                                                      Exhibit #8

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  (1)                         (2)                        (3)                (4)                  (5)             (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line             Part Name                           GMT-800          GMT-800              GMT-800           P.O.
                                                                     Part          Baseline              Supplier          Number
                                                                    Number         Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        9.5" Rear           Fill Plug                               444788             ***            General Plug        9ni0167
------------------------------------------------------------------------------------------------------------------------------------
            26028333        Brg Roller (HB Cone)                    454459             ***               Timken          9ni 0153
------------------------------------------------------------------------------------------------------------------------------------
           L/D              Brg Race (HB Cup)                       457258             ***               Timken          9ni 0153
------------------------------------------------------------------------------------------------------------------------------------
                            Pinion Flange Washer                    517900             ***             Progressive        9ni0035
                                                                                                        Stamping
------------------------------------------------------------------------------------------------------------------------------------
                            Balance Weight                          1256048            ***             Progressive        9ni0035
                                                                                                        Stamping
------------------------------------------------------------------------------------------------------------------------------------
                            Magnet                                  3787240            ***           National Magnet      9ni0061
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Roller (TB COne)                    9417782            ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Race (TB Cup)                       9417783            ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Wheel Brg                               9439561            ***             Torrington         9ni0184

------------------------------------------------------------------------------------------------------------------------------------
                            Pinion Flange Nut                       9783762            ***           Industrial Auto      9ni0172
------------------------------------------------------------------------------------------------------------------------------------
                            Diff RTV/Gasket                         26063649           ***               Hoosier          9ni0392
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Roller (CB Cone)                    11505124           ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Brg Race (CB Cup)                       11505125           ***               Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                            Carrier Cap Bolt                        14012675           ***             Ring Screw         9ni0178
------------------------------------------------------------------------------------------------------------------------------------
                            Dr Pinion Spacer                        14012691           ***               Wagner           9ni0030
------------------------------------------------------------------------------------------------------------------------------------
                            Pinion Seal                             26064029           ***             Freudenberg        9ni0379
------------------------------------------------------------------------------------------------------------------------------------
                            Ring Gear Bolt                          14012703           ***            Cold Heading        9ni0159
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Adj Nut Lock                       14012707           ***              Advanced          9ni0070
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Brg Shim                           14012725           ***               Sparta           9ni0012
------------------------------------------------------------------------------------------------------------------------------------
                            Axle Shaft Lock                         14012746           ***           Alpha Stamping       9ni0272
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Cover                              26067253           ***               Hamlin           9ni0258
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Adj Nut Bolt                       14012748           ***              GP Dupont         9ni0163
------------------------------------------------------------------------------------------------------------------------------------
                            Cover Pan Bolt                          40002169           ***              Ingersoll         9ni0405
------------------------------------------------------------------------------------------------------------------------------------
                            Dr Pinion Shim                          14012749           ***                 AMG            9ni0034
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #8

------------------------------------------------------------------------------------------------------------------------------------
                  (1)                         (2)                        (3)                (4)                  (5)             (6)
------------------------------------------------------------------------------------------------------------------------------------
      Product Line             Part Name                           GMT-800          GMT-800              GMT-800           P.O.
                                                                     Part          Baseline              Supplier          Number
                                                                    Number         Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Adj Nut                            14012753           ***               AT & G           9ni0190
------------------------------------------------------------------------------------------------------------------------------------
                            Cap - Diff Carrier                      14018224           ***                Grede           9ni0286
------------------------------------------------------------------------------------------------------------------------------------

                            Pinion Flange Asm                       26060880           ***               Simpson          9ni0386
------------------------------------------------------------------------------------------------------------------------------------
                            Vent Connector                          26063647           ***              Greendale         9ni0050
------------------------------------------------------------------------------------------------------------------------------------
                            Tube Asm - Weld                         26060408           ***                 USM            9ni0080
------------------------------------------------------------------------------------------------------------------------------------
                            Tube Asm - Weld                         26060406           ***                 USM            9ni0080
------------------------------------------------------------------------------------------------------------------------------------
                            Wheel Stud                              15718996           ***              Ingersoll         9ni0405
------------------------------------------------------------------------------------------------------------------------------------
                            Wheel Seal                              26057167           ***             Freudenberg        9ni0114
------------------------------------------------------------------------------------------------------------------------------------
                            Brk Clip                                15030046           ***               Dajaco           9ni0090
------------------------------------------------------------------------------------------------------------------------------------
                            Diff Carrier - Casting                  26063646           ***            GM Powertrain       9ni0385
------------------------------------------------------------------------------------------------------------------------------------
                            Weld Slug                               26050919           ***                 C&S            9ni0214
------------------------------------------------------------------------------------------------------------------------------------
                            ID Label                                14050331           ***             Mac-Arthur         9W10047
------------------------------------------------------------------------------------------------------------------------------------
                            Drain Plug                              40000848           ***           Chicago Rawhide      NO P.O.
------------------------------------------------------------------------------------------------------------------------------------
                            Eaton Locker                            40000861           ***                Eaton           9ni0084
------------------------------------------------------------------------------------------------------------------------------------
                            1050 Axle Shaft Raw Steel               S6042380           ***              Inland            RWC09
------------------------------------------------------------------------------------------------------------------------------------
                            4320 Ring Gear Raw Steel                S6054974           ***             Republic           RWC04
------------------------------------------------------------------------------------------------------------------------------------
                            4320 Pinion Gear Raw Steel              S6054973           ***             Republic           RWC04
====================================================================================================================================

                                                                      Exhibit #9

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               (1)                           (2)                         (3)               (4)                  (5)              (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line               Part Name                         GMT-800           GMT-800              GMT-800         P.O. Number
                                                                    Part           Baseline             Supplier
                                                                   Number           Price ($)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      10.5" Rear          WASHER, LOCK (7/16)                       103328            ***                Mellowes          9NI0176
------------------------------------------------------------------------------------------------------------------------------------
         (SW)             WASHER, LOCK (1/2)                        103329            ***                Mellowes          9NI0176
------------------------------------------------------------------------------------------------------------------------------------
         Open             RACE, BEARING (CB CUP)                    142223            ***                 Timken           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                          BOLT, HEXAGON                             193221            ***                MNP Corp          9NI0177
------------------------------------------------------------------------------------------------------------------------------------
                          BOLT, DRIVE GEAR                          331422            ***              Cold Heading        9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                          SHIM, PINION BEARING (.006)               334362            ***                AMG Ind           9NI0034
------------------------------------------------------------------------------------------------------------------------------------
                          PLUG, FILLER                              444788            ***              General Plug        9NI0167
------------------------------------------------------------------------------------------------------------------------------------
                          MAGNET, CHIP COLLECTOR                    3787240           ***                National          9NI0061
                                                                                                        Magentics
------------------------------------------------------------------------------------------------------------------------------------
                          CAP, DIFF BEARING                         3977324           ***                 Grede            9NI0286
------------------------------------------------------------------------------------------------------------------------------------
                          LOCK, DIFF BRG ADJ NUT                    3977326           ***              Advance Wire        9NI0070
------------------------------------------------------------------------------------------------------------------------------------
                          DIFFERENTIAL CASE                         3977342           ***                Wheland           9NI0099
------------------------------------------------------------------------------------------------------------------------------------
                          DIFFERENTIAL COVER                        3977343           ***                Wheland           9NI0099
------------------------------------------------------------------------------------------------------------------------------------
                          WASHER, DIFF SIDE GEAR                    3977345           ***                  AMG             9NI0034
------------------------------------------------------------------------------------------------------------------------------------
                          WASHER, DIFF PINION                       3977346           ***             Brighton Tool        9NI0017
                          THRUST
------------------------------------------------------------------------------------------------------------------------------------
                          FLANGE & SLEEVE ASM,                      26060884          ***                Simpson           9NI0386
                          PINION
------------------------------------------------------------------------------------------------------------------------------------
                          COVER, DIFFERENTIAL                       26067040          ***                 Hamlin           9NI0258
                          CARRIER
------------------------------------------------------------------------------------------------------------------------------------
                          BOLT, HEX                                 3977453           ***               Ring Screw         9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                          BEARING ASM, HYP DR (PILOT)               7451870           ***                  NTN             9NI0150
------------------------------------------------------------------------------------------------------------------------------------
                          ROLLER (HB CONE)                          26043883          ***                  Koyo            9NI0316
------------------------------------------------------------------------------------------------------------------------------------
                          RACE (HB CUP)                             26043884          ***                  Koyo            9NI0316
------------------------------------------------------------------------------------------------------------------------------------
                          SCREW, HEX SERRATED                       9416897           ***                Reliant           9NI0277
                          WASHER
------------------------------------------------------------------------------------------------------------------------------------
                          ROLLER ASM, BRG (TB CONE)                 9418357           ***                 Timken           9NI0153
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Exhibit #9

------------------------------------------------------------------------------------------------------------------------------------
               (1)                           (2)                         (3)               (4)                  (5)              (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line               Part Name                         GMT-800           GMT-800              GMT-800         P.O. Number
                                                                    Part           Baseline             Supplier
                                                                   Number           Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                          RACE, BEARING (TB CUP)                    9418358           ***                 Timken           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                          ROLLER ASM, BRG (CB CONE)                 9436882           ***                 Timken           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                          LABEL, AXLE BAR CODE                      14050331          ***               MacArthur          9NI0047
------------------------------------------------------------------------------------------------------------------------------------
                          CONNECTOR, VENT HOSE                      26063647          ***               Greendale          9NI0050
                                                                                                          Screw
------------------------------------------------------------------------------------------------------------------------------------
                          BOLT -                                    40002169          ***               Ingersoll          9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                          NUT, PINION FLANGE                        15552844          ***                 Gripco           9NI0169
------------------------------------------------------------------------------------------------------------------------------------
                          WASHER, PINION FLANGE                     15552845          ***                 Alpha           9NI00272
------------------------------------------------------------------------------------------------------------------------------------
                          CLIP,  PARK BRAKE                         15733984          ***                 Dejaco           9NI0090
------------------------------------------------------------------------------------------------------------------------------------
                          RETAINER, PINION BEARING                  26061404          ***                  Deco            9NI0207
------------------------------------------------------------------------------------------------------------------------------------
                          SEAL, PINION                              26064030          ***              Fruedenburg         9NI0379
------------------------------------------------------------------------------------------------------------------------------------
                          SPACER, PINION BEARING                    26008741          ***                 Wagner           9NI0030
------------------------------------------------------------------------------------------------------------------------------------
                          CARRIER,DIFF (CASTING)                    26065884          ***                  GMPT            9NI0385
------------------------------------------------------------------------------------------------------------------------------------
                          CARRIER COVER GASKET                      26067159          ***                Hoosier           9NI0392
------------------------------------------------------------------------------------------------------------------------------------
                          TUBE ASM, AXLE (LH-MACH)                  40000093          ***                  USM             PNI0080
------------------------------------------------------------------------------------------------------------------------------------
                          TUBE ASM, AXLE (RH-MACH)                  40000089          ***                  USM             PNI0080
------------------------------------------------------------------------------------------------------------------------------------
                          SPIDER, DIFF PINION                       26030228          ***             Lake City Frg        9NI0247
                          (FORGED)
------------------------------------------------------------------------------------------------------------------------------------
                          SLUG, WELD                                26050920          ***                 AT & G           9NI0190
------------------------------------------------------------------------------------------------------------------------------------
                          NUT, DIFF BRG ADJ                         26057101          ***                 AT & G           9NI0190
------------------------------------------------------------------------------------------------------------------------------------
                          PLUG ASM, DRAIN                           40000848          ***                Chicago           No P.O

                                                                                                         Rawhide
------------------------------------------------------------------------------------------------------------------------------------
                          PINION, DRIVE (FORGING) 3.73              26055274          ***                 Colfor           9NI0100
------------------------------------------------------------------------------------------------------------------------------------
                          8822 DIFF SIDE GEARS                      S6053591          ***                Republic           RWC04
------------------------------------------------------------------------------------------------------------------------------------
                          8822 DIFF PINION GEARS                    S6053588          ***                Republic           RWC04
------------------------------------------------------------------------------------------------------------------------------------
                          1050 AXLE SHAFT RAW STEEL                 S6061813          ***                 Inland            RWC09
------------------------------------------------------------------------------------------------------------------------------------
                          4320 RING GEAR RAW STEEL                  S6054999          ***                Republic           RWC04
====================================================================================================================================

                                                                     Exhibit #10

====================================================================================================================================
                                GMT-800
                    Purchased Component Material /
                      Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)                  (3)                   (4)                  (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name                  GMT-800            GMT-800                  GMT-800                 P.O.
                                                           Part            Baseline                 Supplier               Number
                                                         Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      10.5" Rear     WASHER, LOCK (7/16)                  103328                ***                   Mellowes             9NI0176
------------------------------------------------------------------------------------------------------------------------------------
         (SW)        WASHER, LOCK (1/2)                   103329                ***                   Mellowes             9NI0176
------------------------------------------------------------------------------------------------------------------------------------
          L/D        RACE, BEARING (CB CUP)               142223                ***                    Timken              9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                     BOLT, HEXAGON                        193221                ***                   MNP Corp             9NI0177
------------------------------------------------------------------------------------------------------------------------------------
                     BOLT, DRIVE GEAR                     331422                ***                 Cold Heading           9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                     SHIM, PINION BEARING (.006)          334362                ***                    AMG Ind             9NI0034
------------------------------------------------------------------------------------------------------------------------------------
                     PLUG, FILLER                         444788                ***                 General Plug           9NI0167
------------------------------------------------------------------------------------------------------------------------------------
                     MAGNET, CHIP COLLECTOR               3787240               ***                   National             9NI0061
                                                                                                      Magentics
------------------------------------------------------------------------------------------------------------------------------------
                     CAP, DIFF BEARING                    3977324               ***                     Grede              9NI0286
------------------------------------------------------------------------------------------------------------------------------------
                     LOCK, DIFF BRG ADJ NUT               3977326               ***                 Advance Wire           9NI0070

------------------------------------------------------------------------------------------------------------------------------------
                     FLANGE & SLEEVE ASM, PINION          26060884              ***                    Simpson             9NI0386
------------------------------------------------------------------------------------------------------------------------------------
                     COVER, DIFFERENTIAL CARRIER          26067040              ***                    Hamlin              9NI0258
------------------------------------------------------------------------------------------------------------------------------------
                     BOLT, HEX                            3977453               ***                  Ring Screw            9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                     BEARING ASM, HYP DR (PILOT )         7451870               ***                      NTN               9NI0150
------------------------------------------------------------------------------------------------------------------------------------
                     ROLLER (HB CONE)                     26043883              ***                     Koyo               9NI0316
------------------------------------------------------------------------------------------------------------------------------------
                     RACE (HB CUP)                        26043884              ***                     Koyo               9NI0316
------------------------------------------------------------------------------------------------------------------------------------
                     SCREW, HEX SERRATED                  9416897               ***                    Reliant             9NI0277
                     WASHER
------------------------------------------------------------------------------------------------------------------------------------
                     ROLLER ASM, BRG (TB CONE)            9418357               ***                    Timken              9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                     RACE, BEARING (TB CUP)               9418358               ***                    Timken              9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                     ROLLER ASM, BRG (CB CONE)            9436882               ***                    Timken              9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                     LABEL, AXLE BAR CODE                 14050331              ***                   MacArthur            9NI0047
------------------------------------------------------------------------------------------------------------------------------------
                     CONNECTOR, VENT HOSE                 26063647              ***                   Greendale            9NI0050
                                                                                                        Screw
------------------------------------------------------------------------------------------------------------------------------------
                     BOLT -                               40002169              ***                   Ingersoll            9NI0405
------------------------------------------------------------------------------------------------------------------------------------
                     NUT, PINION FLANGE                   15552844              ***                    Gripco              9NI0169
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Exhibit #10

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)                  (3)                   (4)                  (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name                  GMT-800            GMT-800                  GMT-800                 P.O.
                                                           Part            Baseline                 Supplier               Number
                                                         Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                     WASHER, PINION FLANGE                15552845              ***                     Alpha              9NI00272
-----------------------------------------------------------------------------------------------------------------------------------
                     CLIP,  PARK BRAKE                    15733984              ***                    Dejaco              9NI0090
-----------------------------------------------------------------------------------------------------------------------------------
                     RETAINER, PINION BEARING             26061404              ***                     Deco               9NI0207

-----------------------------------------------------------------------------------------------------------------------------------
                     SEAL, PINION                         26064030              ***                  Fruedenburg           9NI0379
-----------------------------------------------------------------------------------------------------------------------------------
                     SPACER, PINION BEARING               26008741              ***                    Wagner              9NI0030
-----------------------------------------------------------------------------------------------------------------------------------
                     CARRIER,DIFF (CASTING)               26065884              ***                     GMPT               9NI0385
-----------------------------------------------------------------------------------------------------------------------------------
                     CARRIER COVER GASKET                 26067159              ***                    Hoosier             9NI0392
-----------------------------------------------------------------------------------------------------------------------------------
                     TUBE ASM, AXLE (LH-MACH)             40000093              ***                      USM               PNI0080
-----------------------------------------------------------------------------------------------------------------------------------
                     TUBE ASM, AXLE (RH-MACH)             40000089              ***                      USM               PNI0080
-----------------------------------------------------------------------------------------------------------------------------------
                     SLUG, WELD                           26050920              ***                    AT & G              9NI0190
-----------------------------------------------------------------------------------------------------------------------------------
                     NUT, DIFF BRG ADJ                    26057101              ***                    AT & G              9NI0190
-----------------------------------------------------------------------------------------------------------------------------------
                     PLUG ASM, DRAIN                      40000848              ***                    Chicago             No P.O
                                                                                                       Rawhide
-----------------------------------------------------------------------------------------------------------------------------------
                     DIFFERENTIAL ASM, LOCKING            26060242              ***                     Eaton              9NI0084
-----------------------------------------------------------------------------------------------------------------------------------
                     PINION, DRIVE (FORGING) 3.73         26055274              ***                    Colfor              9NI0100
-----------------------------------------------------------------------------------------------------------------------------------
                     1050 AXLE SHAFT RAW STEEL            S6061813              ***                    Inland               RWC09
-----------------------------------------------------------------------------------------------------------------------------------
                     4320 RING GEAR RAW STEEL             S6054999              ***                   Republic              RWC04
===================================================================================================================================

                                                                     Exhibit #11

====================================================================================================================================
                                     GMT-800
                     Purchased Component Material Analysis /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)                  (3)                   (4)                  (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name                  GMT-800            GMT-800                  GMT-800                 P.O.
                                                           Part            Baseline                 Supplier               Number
                                                         Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

    8.25" Axle        ACTUATOR ASM, DIFF SHIFTER          26060073           ***                        Pollak           9ni0387
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT ASM, WASHER &                  26036835           ***                      Ring Screw         9ni0178
------------------------------------------------------------------------------------------------------------------------------------
                      BUSHING ASM, DIFF CARRIER           15962663           ***                     Rubber Ent.         9ni0123
------------------------------------------------------------------------------------------------------------------------------------
                      INSERT ASM, BEARING SLEEVE          40000932           ***                        Zenith           9ni0058
------------------------------------------------------------------------------------------------------------------------------------
                      BEARING ASM, OUTPUT SHAFT           26041515           ***                       INA BRG.          9ni0217
------------------------------------------------------------------------------------------------------------------------------------
                      ROLLER ASM, BEARING (CB             457233             ***                        Timken           9ni0153
                      CONE)
------------------------------------------------------------------------------------------------------------------------------------
                      RACE, BEARING (CB CUP)              9420096            ***                        Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                      ROLLER ASM, BRG (HB CONE)           9418357            ***                        Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                      RACE, BEARING (HB CUP)              9418358            ***                        Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                      ROLLER ASM, BRG (TB CONE)           9413428            ***                        Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                      BEARING ASM (TUBE)                  26066885           ***                     Ina Bearing         9ni0217
------------------------------------------------------------------------------------------------------------------------------------
                      RACE, BEARING (TB CUP)              9413429            ***                        Timken           9ni0153
------------------------------------------------------------------------------------------------------------------------------------
                      CARRIER, DIFF (L HALF-CAST)         26060523           ***                        Amcan            9ni0285
------------------------------------------------------------------------------------------------------------------------------------
                      CARRIER, DIFF (R HALF-CAST)         26060524           ***                        Amcan            9ni0285
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT, DIFF CARRIER ASM              14045736           ***                       MNP Corp          9ni0177
------------------------------------------------------------------------------------------------------------------------------------
                      PIN, DIFF CARRIER                   360570             ***                         AT&G            9ni0190
------------------------------------------------------------------------------------------------------------------------------------
                      RING, OUTPUT SHAFT                  26056600           ***                        Dajaco           9ni0090
                      CONNECTOR
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT, SPECIAL RING GEAR             14066913           ***                      Ring Screw         9ni0178
------------------------------------------------------------------------------------------------------------------------------------
                      CASE, DIFFERENTIAL (CAST)           26046101           ***                       Intermet          9ni0275
------------------------------------------------------------------------------------------------------------------------------------
                      PIN, DIFF PINION SHAFT LOCK         9428890            ***                    Drive Lok Pin        9ni0076
------------------------------------------------------------------------------------------------------------------------------------
                      SHAFT, DIFF PINION                  26056109           ***                        MT & G           9ni0108
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF PIN. GEAR TRUST        15588350           ***                     Palmer Eng.         9ni0037
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF SIDE GEAR TRUST        15588351           ***                     Palmer Eng.         9ni0037
------------------------------------------------------------------------------------------------------------------------------------
                      FLANGE ASM, PINION                  15588336           ***                       Simpson           9ni0105
------------------------------------------------------------------------------------------------------------------------------------
                      SEAL ASM, PINION FLANGE             26060109           ***                     Freudenberg         9ni0114
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Exhibit #11

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)                  (3)                   (4)                  (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name                  GMT-800            GMT-800                  GMT-800                 P.O.
                                                           Part            Baseline                 Supplier               Number
                                                         Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      LOCK, BEARING ADJUSTER NUT           15588312           ***                        Dajaco          9ni0090
------------------------------------------------------------------------------------------------------------------------------------
                      SHIM, PINION BEARING (.020)          394321             ***                         AMG            9ni0034
------------------------------------------------------------------------------------------------------------------------------------
                      SPACER, PINION BEARING               1234726            ***                        Wagner          9ni0030
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, PINION FLANGE                517900             ***                     Progressive        9ni0035
                                                                                                         Stamp
------------------------------------------------------------------------------------------------------------------------------------
                      NUT, REAR AXLE DRIVE PINION          9783762            ***                   Industrial auto      9ni0172
------------------------------------------------------------------------------------------------------------------------------------
                      CONNECTOR ASM, VENT                  40003152           ***                   Precision Plast      9ni0220
------------------------------------------------------------------------------------------------------------------------------------
                      DAMPER ASM, FORK                     26033973           ***                         APM            9ni0351
------------------------------------------------------------------------------------------------------------------------------------
                      SEAL ASM, FRONT AXLE                 40003163           ***                         SABO           9ni0330
------------------------------------------------------------------------------------------------------------------------------------
                      BEARING ASM, ROLLER (IO BRG)         26029615           ***                      Torrington        9ni0184
------------------------------------------------------------------------------------------------------------------------------------
                      CONNECTOR, OUTPUT SHAFT              26056596           ***                        Inland            LOI
------------------------------------------------------------------------------------------------------------------------------------
                      TUBE, AXLE (MACHINED)                26058833           ***                        Nelson          9ni0402
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF OUTPUT                  26066886           ***                      Palmer Eng        9ni0037
------------------------------------------------------------------------------------------------------------------------------------
                      LABEL, BAR CODE                      26057096           ***                      MacArthur         9ni0348
------------------------------------------------------------------------------------------------------------------------------------
                      PLUG, DRAIN                          26058815           ***                         MNP            No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                      PLUG, DIFF FILLER                    476753             ***                      Decker MFG        9ni0162
------------------------------------------------------------------------------------------------------------------------------------
                      SHIM, INNER SHAFT (1.27)             15588376           ***                        Palmer          9ni0037
------------------------------------------------------------------------------------------------------------------------------------
                      SPRING, SHIFTER FORK                 15588371           ***                       Omiotek          9ni0079
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF CARR PLUG               14042602           ***                   Heritage Plastic     9ni0188
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, FLAT                         15588383           ***                        Wollin          9ni0181

------------------------------------------------------------------------------------------------------------------------------------
                      SLEEVE, DIFFERENTIAL                 26033974           ***                      Precision         9ni0060
------------------------------------------------------------------------------------------------------------------------------------
                      4320 PINION GEAR RAW STEEL           S40001641          ***                      REPUBLIC          RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      4320 RING GEAR RAW STEEL             S40003713          ***                      REPUBLIC          RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      8822 DIFF SIDE GEARS                 S6053585           ***                      REPUBLIC          RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      8822 DIFF PINION GEARS               S6049571           ***                      REPUBLIC          RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      4130 I/O SHAFT RAW STEEL             S5588366           ***                      SS KOBE           RWCQ7
------------------------------------------------------------------------------------------------------------------------------------
                      1050 OUTPUT SHAFT RAW STEEL          S6013554           ***                      SS KOBE           RWCQ7
                      (LONG)
------------------------------------------------------------------------------------------------------------------------------------
                      1050 OUTPUT SHAFT RAW STEEL          S6006825           ***                     NORTHSTAR          RWDD2
                      (SHORT)
====================================================================================================================================

                                                                     Exhibit #12

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)                  (3)                   (4)                  (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name                  GMT-800            GMT-800                  GMT-800                 P.O.
                                                           Part            Baseline                 Supplier               Number
                                                         Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    9.25" Axle        PIN, DIFF CARRIER                   360570             ***                         AT&G            9NI0190
------------------------------------------------------------------------------------------------------------------------------------
                      ROLLER ASM, BRG (HB CONE)           454459             ***                        TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                      RACE, BEARING (HB CUP)              457258             ***                        TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                      PLUG, DIFF FILLER                   476753             ***                     DECKER MFG.         9NI0162
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, PINION FLANGE               517900             ***                     PROGRESSIVE         9NI0035
------------------------------------------------------------------------------------------------------------------------------------

                      ROLLER ASM, BRG (TB CONE)           9417782            ***                        TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                      RACE, BEARING (TB CUP)              9417783            ***                        TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, BRG ADJ LOCK BOLT           11503963           ***                      MTR. CITY.         9NI0174
                                                                                                         FST.
------------------------------------------------------------------------------------------------------------------------------------
                      SPACER, DIFF BEARING                15562346           ***                      GREENDALE          9NI0050
------------------------------------------------------------------------------------------------------------------------------------
                      NUT, REAR AXLE DRIVE PINION         9783762            ***                         IAF             9NI0172
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT, DIFF ADJ LOCK                 11503877           ***                      COLD HDG.          9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF ADJ LOCK BOLT          11503963           ***                      MTR. CITY.         9NI0174
                                                                                                         FST.
------------------------------------------------------------------------------------------------------------------------------------
                      ROLLER ASM,BRG (CB CONE)            11505124           ***                        TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                      RACE, BEARING (CB CUP)              11505125           ***                        TIMKEN           9NI0153
------------------------------------------------------------------------------------------------------------------------------------
                      SPACER, PINION BEARING              14012691           ***                        WAGNER           9NI0030
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF SIDE GEAR              14012697           ***                      BRIGT. T&D         9NI0017
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF PINION THRUST          14012699           ***                        HAMLIN           9NI0258
------------------------------------------------------------------------------------------------------------------------------------
                      SHAFT, DIFF PINION                  14012700           ***                         MT&G            9NI0266
------------------------------------------------------------------------------------------------------------------------------------
                      SCREW, DIFF PINION SHAFT            14012702           ***                      RNG. SCW.          9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT, RING GEAR                     14012703           ***                      CLD. HDNG.         9NI0159
------------------------------------------------------------------------------------------------------------------------------------
                      SHIM, PINION BEARING (0.51)         14012749           ***                         AMG             9NI0034
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF CARR PLUG              14042602           ***                       HERITAGE          9NI0188
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT, DIFF CARRIER ASM              14045736           ***                         MNP             9NI0177
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT, DIFF CARR BRG ADJ             11503877           ***
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Exhibit #12

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)                  (3)                   (4)                  (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name                  GMT-800            GMT-800                  GMT-800                 P.O.

                                                           Part            Baseline                 Supplier               Number
                                                         Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      SEAL, RING                          15521872           ***                         NOK             9NI0305
------------------------------------------------------------------------------------------------------------------------------------
                      BEARING ASM, DIFF OUTPUT            15521873           ***                         INA             9NI0217
                      SHAFT
------------------------------------------------------------------------------------------------------------------------------------
                      SEAL ASM, OUTPUT SHAFT              40003164           ***                         SABO            9NI0330
------------------------------------------------------------------------------------------------------------------------------------
                      LOCK, ADJUSTER                      15521875           ***                        DAJACO           9NI0090
------------------------------------------------------------------------------------------------------------------------------------
                      RING, OUTPUT SHAFT                  15521878           ***                        DAJACO           9NI0090
                      CONNECTOR
------------------------------------------------------------------------------------------------------------------------------------
                      SHIM, INNER SHAFT (1.30)            15522140           ***                         AMG             9NI0034
------------------------------------------------------------------------------------------------------------------------------------
                      BEARING ASM, RH ADJ                 15530296           ***                         INA             9NI0217
------------------------------------------------------------------------------------------------------------------------------------
                      SPACER, DIFF SIDE GEAR              15562346           ***                      GREENDALE          9NI0050
------------------------------------------------------------------------------------------------------------------------------------
                      CARRIER, DIFF (L HALF-CAST)         26060525           ***                        AMCAN            9NI0285
------------------------------------------------------------------------------------------------------------------------------------
                      CARRIER, DIFF (R HALF-CAST)         26060526           ***                        AMCAN            9NI0285
------------------------------------------------------------------------------------------------------------------------------------
                      FLANGE ASM, PINION                  15588336           ***                       SIMPSON           9NI0386
------------------------------------------------------------------------------------------------------------------------------------
                      SPRING, SHIFTER FORK                15588371           ***                       OMIOTEK           9NI0079
------------------------------------------------------------------------------------------------------------------------------------
                      PLUG, DRAIN                         26058815           ***                       GENERAL           No P.O.
                                                                                                         PLUG
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, FLAT                        15588383           ***                        WOLLIN           9NI0181
------------------------------------------------------------------------------------------------------------------------------------
                      BUSHING ASM, DIFF CARRIER           15962664           ***                     RUBBER ENT.         9NI0123
------------------------------------------------------------------------------------------------------------------------------------
                      LOCK, BEARING ADJUSTER NUT          26008812           ***                        DAJACO           9NI0090
------------------------------------------------------------------------------------------------------------------------------------
                      SHAFT, DIFF OUTPUT (LH)             26058806           ***                         MT&G            9NI0108
------------------------------------------------------------------------------------------------------------------------------------
                      ADJUSTER, DIFF BRG                  26059458           ***                        AMCAN            9NI0285
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, DIFF OUTPUT SHAFT           26009678           ***                        PALMER           9NI0037
                      THR
------------------------------------------------------------------------------------------------------------------------------------
                      ACTUATOR ASM, DIFF SHIFTER          26060073           ***                        POLLAK           9NI0387
------------------------------------------------------------------------------------------------------------------------------------
                      BEARING ASM, ROLLER (IO BRG)        26041516           ***                      TORRINGTON         9NI0184
------------------------------------------------------------------------------------------------------------------------------------
                      WASHER, THRUST                      26031702           ***                        DAJACO           9NI0090
------------------------------------------------------------------------------------------------------------------------------------
                      RING, OUTPUT SHAFT                  26031703           ***                        DAJACO           9NI0090

                      CONNECTING
------------------------------------------------------------------------------------------------------------------------------------
                      CONNECTOR ASM, VENT                 40003152           ***                     PREC. PLST.         9NI0220
------------------------------------------------------------------------------------------------------------------------------------
                      TUBE, AXLE (MACHINED)               26058828           ***                     WARREN IND.         9NI0346
------------------------------------------------------------------------------------------------------------------------------------
                      INSERT ASM, SLEEVE                  26045211           ***                        WELLS            9NI0240
------------------------------------------------------------------------------------------------------------------------------------
                      DAMPER ASM, FORK                    26033973           ***                         APM             9NI0351
------------------------------------------------------------------------------------------------------------------------------------
                      BOLT ASM, WASHER &                  26036835           ***                      RING SCREW         9NI0178
------------------------------------------------------------------------------------------------------------------------------------
                      CASE, DIFFERENTIAL (CAST)           26047618           ***                       HYS.ALB.          9NI0299
------------------------------------------------------------------------------------------------------------------------------------
                      LABEL, BAR CODE                     26057096           ***                       MCARTHUR          9NI0348
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Exhibit #12

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)                  (3)                   (4)                  (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name                  GMT-800            GMT-800                  GMT-800                 P.O.
                                                           Part            Baseline                 Supplier               Number
                                                         Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      4320 PINION GEAR RAW STEEL          S40001641          ***                    REPUBLIC                RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      4320 RING GEAR RAW STEEL            S40003713          ***                    REPUBLIC                RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      SLEEVE, DIFFERENTIAL RAW            S5581364           ***                    USS KOBE                RWCQ7
                      STEEL
------------------------------------------------------------------------------------------------------------------------------------
                      8822 DIFF SIDE GEARS                S6053590           ***                    REPUBLIC                RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      8822 DIFF PINION GEARS              S6049588           ***                    REPUBLIC                RWCQ4
------------------------------------------------------------------------------------------------------------------------------------
                      4130 I/O SHAFT RAW STEEL            S5588366           ***                    USS KOBE                RWCQ7
------------------------------------------------------------------------------------------------------------------------------------
                      1050 OUTPUT SHAFT RAW STEEL         S6013554           ***                    USS KOBE                RWCQ7
                      (LONG)
------------------------------------------------------------------------------------------------------------------------------------
                      1050 OUTPUT SHAFT RAW STEEL         S6006825           ***                   NORTHSTAR                RWDD2
                      (SHORT)
====================================================================================================================================

                                                                     Exhibit #13

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                      Purchased Component Material Analysis
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       Linkage           Spring Seat               5672910             ***                     Brighton Tool            9EI0010
------------------------------------------------------------------------------------------------------------------------------------
                         Seal                      5699215             ***                        Truform               9EI0073
------------------------------------------------------------------------------------------------------------------------------------
                         Ball Seat                 7816903             ***                     Alken Ziegler            9EI0108
------------------------------------------------------------------------------------------------------------------------------------
                         Spring                    7816904             ***                    Quality Spring            9EI0065
------------------------------------------------------------------------------------------------------------------------------------
                         Ball stud                 26059229            ***                     Federal Screw            9EI0111
------------------------------------------------------------------------------------------------------------------------------------
                         Grease Zerk               9417901             ***                        Lincoln               9EI0116
------------------------------------------------------------------------------------------------------------------------------------
                         Seal Protector            26020159            ***                   Niagara Plastics           9EI0093
------------------------------------------------------------------------------------------------------------------------------------
                         Plug                      26039554            ***                         Alpha                9EI0183
------------------------------------------------------------------------------------------------------------------------------------
                         ITR Housing               26059221            ***                        Horizon               9EI0237
------------------------------------------------------------------------------------------------------------------------------------
                         ITR Boot Seal             26067979            ***                      Fruedenburg             9EI0071
------------------------------------------------------------------------------------------------------------------------------------
                         Ball Seat                 26059225            ***                     Alken Ziegler            9EI0108
------------------------------------------------------------------------------------------------------------------------------------
                         Spring Seat               40000351            ***                   St. Marys Carbon           9EI0173
------------------------------------------------------------------------------------------------------------------------------------
                         Belleville Spring         40000350            ***                      Rotor Clip              9EI0260
------------------------------------------------------------------------------------------------------------------------------------
                         Jam Nut                   40000352            ***                     Federal Screw            9EI0236
------------------------------------------------------------------------------------------------------------------------------------
                         Sleeve Painting           26031946PR          ***                       Metokote               9Y00003
------------------------------------------------------------------------------------------------------------------------------------
                         1141 Relay Rod Raw        S6023554            ***                   Northstar Steel            RWDD2
                         Steel

------------------------------------------------------------------------------------------------------------------------------------
                         1541 Torsion Bar Raw      S0240787            ***                   Northstar Steel            RWDD2
                         Steel
------------------------------------------------------------------------------------------------------------------------------------
                         1035 Tie Rod Raw          S00379184           ***                    USS Kobe                  RWCQ7
                         Steel
====================================================================================================================================

                                                                     Exhibit #14

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                      Purchased Component Material Analysis
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        Idler            Hsg & Bush. Asm            26059247            ***                      Micro Gage            9EI0229
------------------------------------------------------------------------------------------------------------------------------------
                         Grease zerk                9417901             ***                        Lincoln             9EI0116
------------------------------------------------------------------------------------------------------------------------------------
                         Idler Shaft                26027088            ***                      Metal Tech            9EI0157
------------------------------------------------------------------------------------------------------------------------------------
                         Spring                     26027089            ***                    Quality Spring          9EI0065
------------------------------------------------------------------------------------------------------------------------------------
                         Seal                       26027090            ***                        Truform             9EI0073
------------------------------------------------------------------------------------------------------------------------------------
                         Thrust Washer              26027094            ***                   Niagara Plastics         9EI0093
------------------------------------------------------------------------------------------------------------------------------------
                         Nut (M16)                  11516843            ***                        Infasco             9EI0106
------------------------------------------------------------------------------------------------------------------------------------
                         Spring Seat                26045769            ***                   St. Marys Carbon         9EI0173
------------------------------------------------------------------------------------------------------------------------------------
                         Plug                       26047792            ***                         Alpha              9EI0183
------------------------------------------------------------------------------------------------------------------------------------
                         Idler Arm Casting          26064163            ***                        Wagner              9EI0059
------------------------------------------------------------------------------------------------------------------------------------
                         Seal                       26064611            ***                          NOK               9EI0071
------------------------------------------------------------------------------------------------------------------------------------

                         Plug                       26059242            ***                         Alpha              9EI0183
------------------------------------------------------------------------------------------------------------------------------------
                         Bushing                    26059243            ***                          BTR               9EI0258
------------------------------------------------------------------------------------------------------------------------------------
                         Grease zerk                7848425             ***                        Lincoln             9EI0116
------------------------------------------------------------------------------------------------------------------------------------
                         Pivot Stud                 26059239            ***                     Federal Screw           No PO
------------------------------------------------------------------------------------------------------------------------------------
                         Ball seat                  7816903             ***                     Alken Ziegler          9EI0108
------------------------------------------------------------------------------------------------------------------------------------
                         Spring Seat                26059241            ***                      Metal Kraft           9EI0259
------------------------------------------------------------------------------------------------------------------------------------
                         Spring                     599248              ***                     Dudek & Bock           9EI0064
====================================================================================================================================

                                                                     Exhibit #15

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                      Purchased Component Material Analysis
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
           Pitman        Seal                       26064611            ***                      Fruedenburg          9EI0071
------------------------------------------------------------------------------------------------------------------------------------
                         Plug                       26066022            ***                         Alpha             9EI0183
------------------------------------------------------------------------------------------------------------------------------------
                         Bushing                    26059243            ***                          BTR              9EI0258
------------------------------------------------------------------------------------------------------------------------------------
                         Grease zerk                7848425             ***                        Lincoln            9EI0116
------------------------------------------------------------------------------------------------------------------------------------
                         Pitman Arm Forging         26062651            ***                    Lake City Forge        9EI0184
------------------------------------------------------------------------------------------------------------------------------------
                         Pivot Stud                 26059239            ***                     Federal Screw          No PO
------------------------------------------------------------------------------------------------------------------------------------
                         Ball seat                  7816903             ***                     Alken Zeigler         9EI0108
------------------------------------------------------------------------------------------------------------------------------------
                         Spring Seat                26059241            ***                      Metal Craft          9EI0259
------------------------------------------------------------------------------------------------------------------------------------

                         Spring                     599248              ***                     Dudek & Bock          9EI0064
------------------------------------------------------------------------------------------------------------------------------------
                         Seal Protector             26059259            ***                   Niagara Plastics        9EI0093
====================================================================================================================================

                                                                     Exhibit #16

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                      Purchased Component Material Analysis
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          K-Aux          Ring, Retaining             5672924           ***                   Milwakee Wire           9JI0188
------------------------------------------------------------------------------------------------------------------------------------
          Props          Roller, Universal           5676981           ***                   Universal Brg           9JI0199
                         Joint
------------------------------------------------------------------------------------------------------------------------------------
                         Bearing, Washer             5676984           ***                        Texler              9JI0146
------------------------------------------------------------------------------------------------------------------------------------
                         Seal, Washer                5679927           ***                       Texler              9JI0146
------------------------------------------------------------------------------------------------------------------------------------
                         Retainer, Spider &          7810083           ***                   Milwakee Wire           9JI0188
                         Bearing
------------------------------------------------------------------------------------------------------------------------------------
                         Tube, Propshaft             26064065          ***                       Webco               No P.O.
------------------------------------------------------------------------------------------------------------------------------------
                         Seal, Universal  Joint      26041550          ***                     Freud NOK             9JI0141
------------------------------------------------------------------------------------------------------------------------------------
                         Label, Identification       26042232          ***                       Seneca              9JI0205
------------------------------------------------------------------------------------------------------------------------------------
                         Bearing, U/Jt Blank         26047429          ***                       Braun               9JI0166
------------------------------------------------------------------------------------------------------------------------------------
                         Yoke, Spline                26060596          ***                      Mennie's             9JI0226
                         (Forging)
------------------------------------------------------------------------------------------------------------------------------------
                         Boot, Propshaft             26064274          ***                     Berlin Mfg            9JI0247
------------------------------------------------------------------------------------------------------------------------------------
                         Clamp, Boot                 26064276          ***                      Oetiker              9JI0186

------------------------------------------------------------------------------------------------------------------------------------
                         Clamp, Boot                 26064275          ***                      Oetiker              9JI0186
------------------------------------------------------------------------------------------------------------------------------------
                         5120 Trunion Raw            S6042303          ***                     Mac Steel              RW0B1
                         Steel
------------------------------------------------------------------------------------------------------------------------------------
                         1141 Weld Yoke               S6005719          ***                  NorthStar Steel           RW002
                         Raw Steel
====================================================================================================================================

                                                                     Exhibit #17

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                      Purchased Component Material Analysis
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
           1-Piece       Ring, Retaining            5672924             ***                     Milwakee Wire         9JI0188
------------------------------------------------------------------------------------------------------------------------------------
            Props        Roller, Universal Joint    5676981             ***                     Universal Brg         9JI0199
------------------------------------------------------------------------------------------------------------------------------------
                         Bearing, Washer            5676984             ***                        Texler             9JI0146
------------------------------------------------------------------------------------------------------------------------------------
                         Seal, Washer               5679927             ***                        Texler             9JI0146
------------------------------------------------------------------------------------------------------------------------------------
                         Retainer, Spider &         7810083             ***                     Milwakee Wire         9JI0188
                         Bearing
------------------------------------------------------------------------------------------------------------------------------------
                         Plug, Slip Yoke            7811185             ***                       Richmond            9JI0198
------------------------------------------------------------------------------------------------------------------------------------
                         Tube, Protector            7834169             ***                     Advance Paper         9JI0140
                                                                                                    Tube
------------------------------------------------------------------------------------------------------------------------------------
                         Yoke, Slip (Casting)       7838667             ***                     Hayes Albion          9JI0222
------------------------------------------------------------------------------------------------------------------------------------
                         Seal, Universal  Joint     26041550            ***                       Freud NOK           9JI0141
------------------------------------------------------------------------------------------------------------------------------------
                         Tube, Propshaft            26063335            ***                          LTV              9JI0150

------------------------------------------------------------------------------------------------------------------------------------
                         Label, Identification      26044333            ***                        Seneca             9JI0205
------------------------------------------------------------------------------------------------------------------------------------
                         Bearing, U/Jt Blank        26047429            ***                         Braun             9JI0166
------------------------------------------------------------------------------------------------------------------------------------
                         5120 Trunion Raw Steel     S6042303            ***                      Mac Steel            RWDB1
------------------------------------------------------------------------------------------------------------------------------------
                         1141 Weld Yoke Raw         S6005719            ***                  North Star Steel         RWDD2
                         Steel
====================================================================================================================================

                                                                     Exhibit #18

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                      Purchased Component Material Analysis
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
           2-Piece       Yoke, Asm, Slip            26051658            ***                          B&C              9JI0206
------------------------------------------------------------------------------------------------------------------------------------
            Props        Roller, Universal Joint    5676981             ***                   Universal Bearing       9JI0199
------------------------------------------------------------------------------------------------------------------------------------
                         Seal, Washer               5679927             ***                        Texler             PJI0146
------------------------------------------------------------------------------------------------------------------------------------
                          Bearing, Washer           5676984             ***                        Texler             PJI0146
------------------------------------------------------------------------------------------------------------------------------------
                         Seal, Universal  Joint     26041550            ***                          NOK              PJI0141
------------------------------------------------------------------------------------------------------------------------------------
                         Bearing, U/Jt Blank        26047429            ***                         Braun             9JI0166
------------------------------------------------------------------------------------------------------------------------------------
                         Tube, Propshaft            26064097            ***                         Webco             3ZI0038
------------------------------------------------------------------------------------------------------------------------------------
                         Label, Identification      26063485            ***                        Seneca             9JI0205
------------------------------------------------------------------------------------------------------------------------------------
                         Ring, Retaining            5672924             ***                    Milwaukee Wire         9JI0188
------------------------------------------------------------------------------------------------------------------------------------
                         Retainer, Spider &         7810083             ***                    Milwaukee Wire         9JI0188
                         Bearing

------------------------------------------------------------------------------------------------------------------------------------
                         Shaft, Ext Spline          26064300            ***                    General Motors         9JI0167
                         (Forging)                                                                   CND
------------------------------------------------------------------------------------------------------------------------------------
                         Deflector, Center          7839004             ***                        Varbos             9JI0193
                         Bearing
------------------------------------------------------------------------------------------------------------------------------------
                         Shield, Dust Prop Shaft,   3990290             ***                          S&Z              9JI0176
------------------------------------------------------------------------------------------------------------------------------------
                         Brg Asm, Prop Shaft        26064283            ***                   Yale South Haven        9JI0228
                         Supt
------------------------------------------------------------------------------------------------------------------------------------
                         Retainer, Propshaft        26050953            ***                       Greendale           9JI0249
                         Bearing
------------------------------------------------------------------------------------------------------------------------------------
                         Seal, Slip Spline          26063059            ***                          NOK              9JI0141
------------------------------------------------------------------------------------------------------------------------------------
                         Yoke, Slip (Casting)       7838667             ***                     Hayes Albion          9JI0222
------------------------------------------------------------------------------------------------------------------------------------
                         Plug, Slip  Yoke           3930780             ***                       Richmond            9JI0198
------------------------------------------------------------------------------------------------------------------------------------
                         Tube, Prop Shaft           26064092            ***                         Webco              NOPO
------------------------------------------------------------------------------------------------------------------------------------
                         Label, Three Plane         26063482            ***                        Seneca             9JI0205
                         Balance
------------------------------------------------------------------------------------------------------------------------------------
                         5120 Trunion Raw Steel     S6042303            ***                      Mac Steel            RWDB1
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Exhibit #18

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                         1141 Weld Yoke Raw         S6005719            ***                  North Star Steel         RWDD2
                         Steel
====================================================================================================================================

                                                                     Exhibit #19

====================================================================================================================================
                                     GMT-800
                         Purchased Component Material /
                           Memorandum of Understanding
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (1)                        (2)             (3)                   (4)                  (5)                        (6)
------------------------------------------------------------------------------------------------------------------------------------
     Product Line            Part Name             GMT-800            GMT-800                  GMT-800                 P.O.
                                                      Part            Baseline                 Supplier               Number
                                                    Number            Price ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Stabilizer Bars
-----------------------------------------------------------------------------------------------------------------------------------
       Fronts
-----------------------------------------------------------------------------------------------------------------------------------
   36mm @ 20.0% WT       4130M Raw Steel            15713265            ***                Lone Star Steel
------------------------------------------------------------------------------------------------------------------------------------
   34mm @ 17.5% WT       4130M Raw Steel            15711021            ***                Lone Star Steel
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Rears
------------------------------------------------------------------------------------------------------------------------------------
   30mm @ 15.0% WT       4130M Raw Steel            15153314            ***                Lone Star Steel
------------------------------------------------------------------------------------------------------------------------------------
   34mm @ 8.5% WT        4130M Raw Steel            15153315            ***                Lone Star Steel
------------------------------------------------------------------------------------------------------------------------------------
   34mm @ 11.5% WT       4130M Raw Steel            15153316            ***                Lone Star Steel
------------------------------------------------------------------------------------------------------------------------------------
   34mm @ 15.0% WT       4130M Raw Steel            15713472            ***                Lone Star Steel
====================================================================================================================================